Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 2

Dated as of January 18, 2008

to

CREDIT AGREEMENT

Dated as of August 31, 2007

THIS AMENDMENT NO. 2 (“Amendment”) is made as of January 18, 2008 (the “Effective Date”) by and among MYR Group Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 31, 2007 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, on December 20, 2007, the Borrower voluntarily prepaid $20,000,000 in accordance with
Section 2.11(a) of the Credit Agreement (the “Prepayment”);

WHEREAS, in connection with the foregoing, the Borrower has requested that certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1.                                            Amendments to Credit Agreement. Effective as of the Effective Date (except as otherwise provided herein), but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a)                                       Effective as of December 20, 2007, Section 2.11(c) of the Credit Agreement is hereby waived to the extent it would otherwise apply in respect of the Prepayment, and the Prepayment shall be applied to remaining installments of principal of the Term Loans in their scheduled order of maturity.

(b)                                      Section 2.10(a) of the Credit Agreement is hereby amended to delete the second sentence (including the amortization table) thereof.

2.                                            Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower and the Lenders and (ii) counterparts of the Consent and

Reaffirmation attached hereto duly executed by the Subsidiary Guarantors.

3.                                       Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a)                                  This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                                 As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date.

4.                                       Reference to and Effect on the Credit Agreement.

(a)                                  Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.                                       Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

6.                                       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                       Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MYR GROUP INC., as the Borrower

By:	/s/ Marco A Martinez
Name: Marco A Martinez Title: V.P. CFO & Treasurer

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
individually as a Lender, as the Swingline Lender, as Issuing Bank and as Administrative Agent

By:	/s/ Dawn Mase
Name: Dawn Mase Title: SVP

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

CITIBANK, N.A.,
individually as a Lender and as Syndication Agent

By:	/s/ Scott A. Miller
Name: Scott A. Miller
Title: Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

FIFTH THIRD BANK,
individually as a Lender and as Documentation Agent

By:	/s/ Neil G. Mesch
Name: Neil G. Mesch
Title: Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/	Frank J. Jancar
Name:		FRANK J. JANCAR
Title:		Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

NATIONAL CITY BANK., as a Lender

By:	/s/	Renee M. Bonnell
Name:		Renee M. Bonnell
Title:		Vice President

Signature Page to Amendment No. 2 to
Credit Agreement dated as of August 31, 2007
MYR Group Inc.

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among MYR Group Inc., a Delaware corporation (the “Borrower”) the Lenders and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), which Amendment No. 2 is dated as of January 18, 2008 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated January 18, 2008

[Signature Pages Follow]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

THE L.E. MYERS CO.

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

HAWKEYE CONSTRUCTION, INC.

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

HARLAN ELECTRIC COMPANY

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

STURGEON ELECTRIC COMPANY, INC.

By:	/s/ Marco A Martinez
Name: Marco A Martinez
Title: Vice President & Treasurer

GREAT SOUTHWESTERN CONSTRUCTION, INC.

By:
Name: Brandon M Lark
Title: Vice President

Consent of Reaffirmation

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

THE L.E. MYERS CO.

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

HAWKEYE CONSTRUCTION, INC.

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

HARLAN ELECTRIC COMPANY

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

STURGEON ELECTRIC COMPANY, INC.

By:
Name: Marco A Martinez
Title: Vice President & Treasurer

GREAT SOUTHWESTERN CONSTRUCTION, INC.

By:	/s/ Brandon M Lark
Name: Brandon M Lark
Title: Vice President

Consent of Reaffirmation